                                                                   EXHIBIT 10.24






















                                 AQUA-CHEM, INC.

                             1998 STOCK OPTION PLAN
                             ----------------------




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                                                                   EXHIBIT 10.24


                                TABLE OF CONTENTS




                                                                                          Page
ARTICLE 1....................................................................................1
        ESTABLISHMENT AND PURPOSES...........................................................1
               1.1    Establishment and Effective Date.......................................1
               1.2    Purposes...............................................................1

ARTICLE 2....................................................................................1
        AWARDS...............................................................................1
               2.1    Form of Awards.........................................................1
               2.2    Maximum Shares Available; Maximum Annual Awards........................2
               2.3    Return of Prior Awards.................................................2

ARTICLE 3....................................................................................2
        ADMINISTRATION.......................................................................2
               3.1    Board; Committee.......................................................2
               3.2    Powers of the Board and the Committee..................................2
               3.3    Delegation.............................................................2
               3.4    Interpretations........................................................3
               3.5    Liability; Indemnification.............................................3

ARTICLE 4....................................................................................3
        ELIGIBILITY..........................................................................3

ARTICLE 5....................................................................................3
        STOCK OPTIONS........................................................................3
               5.1    Grant of Options.......................................................3
               5.2    Designation as Non-Qualified Stock Option..............................4
               5.3    Purchase Price.........................................................4
               5.4    Exercise and Payment...................................................4
               5.5    Vesting................................................................5
               5.6    Rights as a Stockholder................................................5

ARTICLE 6....................................................................................5
        RIGHT OF FIRST REFUSAL AND CALL OPTION; LEGENDS;
        NONTRANSFERABILITY OF OPTIONS........................................................5
               6.1    Right of First Refusal and Call Option.................................5
               6.2    Legends................................................................6
               6.3    Nontransferability of Options..........................................6




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                                                                   EXHIBIT 10.24




ARTICLE 7....................................................................................7
        EFFECT OF TERMINATION OF EMPLOYMENT,
        DISABILITY, RETIREMENT, OR DEATH.....................................................7
               7.1    General Rule...........................................................7
               7.2    Disability or Retirement...............................................7
               7.3    Death..................................................................7
               7.4    Termination of Unvested Options........................................8

ARTICLE 8....................................................................................8
        ADJUSTMENT UPON CHANGES IN CAPITALIZATION............................................8

ARTICLE 9....................................................................................8
        TERM; AMENDMENT AND TERMINATION......................................................8

ARTICLE 10...................................................................................9
        WRITTEN AGREEMENT....................................................................9

ARTICLE 11...................................................................................9
        MISCELLANEOUS PROVISIONS.............................................................9
               11.1   Tax Withholding........................................................9
               11.2   Securities Laws........................................................9
               11.3   Compliance with Section 16(b).........................................10
               11.4   Successors............................................................10
               11.5   General Creditor Status...............................................10
               11.6   No Right to Employment................................................10
               11.7   Notices...............................................................11
               11.8   Severability..........................................................11
               11.9   Governing Law.........................................................11



                                       ii

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                                                                   EXHIBIT 10.24



                                 AQUA-CHEM, INC.

                             1998 STOCK OPTION PLAN


                                    ARTICLE 1

                           ESTABLISHMENT AND PURPOSES



        1.1 ESTABLISHMENT AND EFFECTIVE DATE. Aqua-Chem, Inc., a Delaware corporation ("Corporation"), hereby establishes a stock option plan to be known as the "Aqua-Chem 1998 Stock Option Plan" ("Plan"). The Plan shall become effective as of August 1, 1998, subject to the approval of the stockholders of the Corporation (which is to be obtained within twelve (12) months from the effective date of the Plan). Upon approval of the Plan by the Board of Directors of the Corporation ("Board"), awards may be made directly by the Board or under its supervision, through the agency of its Compensation Committee ("Committee"), as provided herein. (References herein to the Board shall be deemed references to the Committee the extent of any delegation by the Board to the Committee.) In the event that timely stockholder approval is not obtained, any awards made hereunder shall be canceled and all rights of employees with respect to such awards shall thereupon automatically cease.

        1.2 PURPOSES. The purposes of the Plan are: (i) to encourage and enable key advisors, consultants and employees of the Corporation, its subsidiaries and its affiliates ("Employees") to acquire a proprietary interest in the growth and performance of the Corporation, (ii) to generate an increased incentive for key Employees to contribute to the Corporation's future success and prosperity (as well as the success and prosperity of its subsidiaries and affiliates), thus enhancing the value of the Corporation for the benefit of its stockholders, and
(iii) to enhance the ability of the Corporation, its subsidiaries and its affiliates to attract and retain key Employees who are essential to the progress, growth and profitability of the Corporation, its subsidiaries and its affiliates, in each case through the ownership of the Corporation's $.01 par value common stock ("Common Stock"), and certain other rights relating to the Common Stock.

                                    ARTICLE 2

                                     AWARDS

        2.1 FORM OF AWARDS. Awards under the Plan may be granted only as non-statutory stock options ("Non-statutory Stock Options") and not as options known as "Incentive Stock Options" meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). References in the Plan to "Options" shall include only Non-statutory Stock Options and shall not include Incentive Stock Options.



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                                                                   EXHIBIT 10.24


        2.2 MAXIMUM SHARES AVAILABLE; MAXIMUM ANNUAL AWARDS. The maximum aggregate number of shares of Common Stock available for award under the Plan is 61,919, subject to adjustment upon changes in capitalization pursuant to Article 8 hereof. Shares of Common Stock issued under the Plan (pursuant to the granting of Options) may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that, prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised in whole or in part for any reason, then such unexercised shares shall be available for subsequent awards under the Plan, subject to such terms and conditions as the Board may determine.

        2.3 RETURN OF PRIOR AWARDS. As a condition to any subsequent award to an Employee who is an optionee under the Plan ("Optionee"), the Board shall have the right, in its sole discretion, to require Optionees to return to the Corporation awards previously granted under the Plan. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Board at the time the new award is granted.

                                   ARTICLE 3

                                 ADMINISTRATION

        3.1 BOARD; COMMITTEE. Awards of Options shall be determined, and the Plan shall be administered under the supervision of the Board, which may exercise its powers directly or, to the extent herein provided, through the Committee. The Committee may be appointed from time to time by the Board, and shall consist solely of two or more persons, each of whom shall qualify as (i) a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended ("1934 Act"), and (ii) an "outside director", within the meaning of
Section 162(m) of the Code. (References to specific provisions of law shall be deemed to include references to amendments or supplements thereto or subsequent provisions of law of similar import. To the extent the Committee is appointed by the Board, all references herein to the Board shall also be deemed to be references to the Committee, unless the context clearly indicates otherwise.)

        3.2 POWERS OF THE BOARD AND THE COMMITTEE. Subject to the express provisions of the Plan, the Board shall have the power and authority: (i) to grant Options and to determine the term of each Option, the number of shares of Common Stock to be covered by each Option, the time or times at which each Option shall become exercisable and the duration of the exercise period applicable to each Option; (ii) to determine the Employees to whom, and the time or times at which, Options shall be granted or made and; (iii) to take all other actions contemplated to be taken by the Board under the Plan, including, but not limited to, authorizing any written agreement relating to any award made hereunder, as well as any amendment thereto.

        3.3 DELEGATION. The Board and the Committee each may delegate to one or more of its respective members or to any other person or persons such ministerial duties hereunder as it may deem advisable; provided, however, that neither the Board nor the Committee may delegate any of


                                        2

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                                                                   EXHIBIT 10.24


its responsibilities hereunder to any person who is not both a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3, and an "outside director", within the meaning of Section 162(m) of the Code. The Board may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled reasonably to rely upon the advice, opinions or valuations of any such advisors.

        3.4 INTERPRETATIONS. The Board shall have discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which they believe to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Board in good faith shall be final and binding upon the Corporation, all Employees and all other interested persons.

        3.5 LIABILITY; INDEMNIFICATION. No member of the Board or the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Board and Committee shall be fully indemnified, held harmless and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and, in addition, to the extent provided in the Corporation's articles of incorporation and by-laws, as amended from time to time, or under any agreement between any such member and the Corporation.

                                    ARTICLE 4

                                   ELIGIBILITY

        Awards may be made to all Employees, subject to such requirements as may be prescribed by the Board. In determining the Employees to whom awards shall be granted and the number of shares of Common Stock to be covered by each award, the Board shall take into account the nature of the services rendered by such Employees, their present and potential contributions to the success of the Corporation, its subsidiaries and its affiliates and such other factors as the Board in its sole discretion shall deem relevant.

                                    ARTICLE 5

                                  STOCK OPTIONS

        5.1 GRANT OF OPTIONS. Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards as the Board shall from time to time determine.



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                                                                   EXHIBIT 10.24


        5.2 DESIGNATION AS NON-QUALIFIED STOCK OPTION. In connection with any grant of Options, the Board in the written agreement required pursuant to
Article 10 hereof shall designate all Options granted as Non-statutory Stock Options and not as Incentive Stock Options.

        5.3 PURCHASE PRICE. Subject to adjustment upon changes in capitalization as provided in Article 8, the purchase price per share of Common Stock under each Option shall be not less than $ 3.75 nor more than the Market Price (as defined in Section 5.4 below) as determined by the Board in its discretion for each Award.

        5.4 EXERCISE AND PAYMENT. Options granted hereunder may be exercised in whole or in part. Shares of Common Stock purchased upon the exercise of Options shall be paid for at the time of purchase. Such payment may be made as follows (or by any combination of the following): (i) in United States currency by delivery of a certified check, bank draft or postal or express money order payable to the order of the Corporation, (ii) by surrender of a number of Mature Shares (as defined below) of Common Stock held by the Optionee exercising the Option equal to the quotient obtained by dividing (A) the aggregate purchase price payable with respect to the Options then being exercised by (B) the Market Price (as hereinafter defined) on the date of exercise or (iii) if the Corporation has established a program for the cashless exercise of Options through a broker or other similar arrangements or programs, then in accordance with the terms and conditions of such programs and arrangements. Any shares so delivered shall be valued at their Market Price on the date of exercise. Upon receipt of a notice of exercise and payment in accordance with procedures set forth above, the Corporation or its agent shall deliver to the Optionee exercising the Option(s) (or his or her designee) a certificate for such Shares. In the event that payment for exercised Options is made through the surrender of Mature Shares of Common Stock, the Board in accordance with procedures established by it, and the terms of the Plan, may grant Non-statutory Stock Options ("Restoration Options") to the person exercising the Option(s) for the purchase of a number of shares equal to the number of shares of Common Stock delivered to the Corporation in connection with the payment of the exercise price of the Option(s) and the payment of or surrender of shares for any employment or income withholding taxes due upon such exercise. The purchase price per share under each Restoration Option shall be the Market Price of the Common Stock on the date the Restoration Option is granted. "Mature Shares" shall mean shares of Common Stock owned by the Optionee for a period of at least six consecutive months prior to the exercise of the Option(s) in question. "Market Price" shall mean the per share value of the Common Stock and shall be determined as follows: (i) if the Common Stock is not listed on a national stock exchange, quoted on NASDAQ or reported on by the National Quotation Bureau, Inc., the Market Price on any day shall be the fair market value of one share of Common Stock on such day as determined by the Board, which shall take into account any valuation of the Common Stock by an independent valuation firm made within 90 days of such determination; (ii) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be, in the sole discretion of the Board, either (x) the average of the high and low reported consolidated trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the consolidated trading listing for such day or (y) the closing price reported on the consolidated trading listing for such day; (iii) if the Common Stock is quoted on the NASDAQ interdealer quotation system, the Market Price on any day shall be the


                                        4

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                                                                   EXHIBIT 10.24


average of the representative bid and asked prices at the close of business for such day; (iv) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day, or (v) if none of the foregoing are applicable, then the Company shall promptly appoint as an appraiser an individual who shall be a member of a nationally recognized investment banking firm who shall be instructed to, within 30 days of appointment, to determine the Market Price per share of Common Stock which shall be deemed to be equal to the fair market value per share of Common Stock as of such date.

        5.5 VESTING. Vesting refers to an Option's becoming exercisable for the first time. Subject to the provisions of Article Seven, Options shall vest as follows:

            (a) Any Option shall vest on the seventh anniversary of the date of the grant of such Option.

            (b) Notwithstanding subsection (a) of this Section 5.5, the vesting of the Options granted to any Optionee shall be accelerated in accordance with the vesting provisions contained in the written agreement, referred to in
Article 10, entered into between the Corporation and the Optionee at the time the Option is granted.

        5.6 RIGHTS AS A STOCKHOLDER. Subject to Section 1.1, an Optionee shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the Option has been validly exercised and payment received by the Company in accordance with Section 5.4 of the Plan. Except as otherwise expressly provided in the Plan or by the Board, no adjustment shall be made for cash dividends or other rights for which the record date is prior to such date.

                                    ARTICLE 6

                RIGHT OF FIRST REFUSAL AND CALL OPTION; LEGENDS;
                          NONTRANSFERABILITY OF OPTIONS

        6.1 RIGHT OF FIRST REFUSAL AND CALL OPTION. The Corporation shall have a right of first refusal with respect to any sale, transfer, gift, assignment, pledge, encumbrance or other disposition by an Optionee of shares of Common Stock issued to him or her upon the exercise of an Option ("Exercise Stock"). In the event that an Optionee receives a bona fide offer to purchase, or desires to sell, transfer, assign, pledge, encumber or otherwise dispose of, his or her Exercise Stock, then such Optionee shall deliver a notice to the Corporation stating the terms of such proposed sale, transfer, gift, assignment, pledge, encumbrance or disposition, which notice must include the number of shares subject to such action, the price per share, if any, and the name and address of the transferee ("Optionee Notice"). The Corporation shall have fourteen (14) days from its receipt of the Optionee Notice ("Purchase Period") to purchase up to the number of shares stated therein at a price per share equal to (a) in the case of a proposed pledge, encumbrance, gift or similar disposition, the Market Price (as determined under Section 5.3 hereof) as of the date of the Optionee


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                                                                   EXHIBIT 10.24


Notice, or (b) in the case of a proposed sale, the lesser of Market Price on the date of the Optionee Notice or the proposed purchase price as set forth in the Optionee Notice. For a period of thirty (30) days after the expiration of the Purchase Period, the Optionee may dispose of any and all shares not purchased by the Corporation but only upon the terms and to the person set forth in the Optionee Notice. In the event that any person who at any time was an Optionee ceases for any reason to be an Employee then, from and after the date of such Optionee's ceasing to be an Employee, the Corporation, by written notice to such Optionee or any person who acquired Exercise Stock from such Optionee, shall have the right (the "Call Option") to purchase and require the holder to sell any Exercise Stock held by such Optionee or a transferee of such Optionee at the Market Price as of the date of the Corporation's written notice. The right of first refusal and Call Option set forth in this Section 6.1 shall terminate upon the consummation of an initial public offering of the Common Stock.

        6.2 LEGENDS. All certificates evidencing shares of Common Stock acquired pursuant to the exercise of an Option granted hereunder shall bear (a) a securities legend as follows:

            The shares of Aqua-Chem, Inc. (The "Company") evidenced by this certificate have not been registered under any securities laws and may only be sold, transferred or otherwise disposed of in compliance with applicable securities laws. In particular, the shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold, transferred or otherwise disposed of unless (1) an effective registration statement under the Securities Act shall then be in effect with respect to such shares, or (2) the Company shall have received an opinion of counsel reasonably acceptable to the Company that any proposed sale, transfer or other disposition of such shares is exempt from registration under the Securities Act.

and (b) a legend regarding the "right of first refusal and call option" as follows:

            The shares of Aqua-Chem, Inc. evidenced by this certificate are subject to a right of first refusal pursuant to the terms of the Aqua-Chem, Inc. 1998 Stock Option Plan and cannot be transferred on the books of the Company except in compliance therewith. The shares of Aqua-Chem, Inc. evidenced by this certificate are also subject to a call option (which grants the Company the right to repurchase the shares under certain circumstances) pursuant to the terms of the Aqua-Chem, Inc. 1998 Stock Option Plan. A copy of the Aqua-Chem, Inc. 1998 Stock Option Plan is available for inspection at the offices of the Company.

        6.3 NONTRANSFERABILITY OF OPTIONS. No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised only by the Optionee who received such Option during his or her lifetime, or


                                        6

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                                                                   EXHIBIT 10.24


following his or her death pursuant to Section 7.3 hereof. Notwithstanding anything to the contrary in the preceding paragraph, the Board may, in its sole discretion, cause the written agreement relating to any Non-statutory Stock Options granted hereunder to provide that the recipient of such Non-statutory Stock Options may transfer any of such Non-statutory Stock Options other than by will or the laws of descent and distribution in any manner authorized under applicable law; provided, however, that in no event may the Board permit any transfers which would cause the Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the 1934 Act or which would cause any recipient of awards hereunder to fail to be entitled to the benefits Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act or be subject to liability thereunder.

                                    ARTICLE 7

                      EFFECT OF TERMINATION OF EMPLOYMENT,
                        DISABILITY, RETIREMENT, OR DEATH

        7.1 GENERAL RULE. In the event that an Optionee ceases to be an Employee for any reason other than Disability or Retirement (as hereinafter defined) or death, any Options which were held by such Employee ("Terminated Employee") on the date on which he or she ceased to be an Employee (the "Termination Date") and which were otherwise exercisable on such date shall terminate unless exercised within the period of 60 days following the Termination Date, but in no event after the expiration of the exercise period of such Options. An Option may be forfeited upon a Terminated Employee's Termination Date if the Terminated Employee was terminated for "cause". For purposes of this Section 7.1, the term "cause" shall mean any one (or more) of the following: (i) the Terminated Employee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary or affiliate; or (ii) an act of dishonesty by the Terminated Employee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary or affiliate; or (iii) as defined in any agreement between the Terminated Employee in question and the Corporation. It shall be within the sole discretion of either the Board to determine whether a Terminated Employee's termination was for one of the foregoing reasons, and its decision shall be final and conclusive.

        7.2 DISABILITY OR RETIREMENT. In the event of a termination of employment of a Terminated Employee due to the Disability (as defined below) or Retirement (as defined below) of such Employee, any Options which were held by such Terminated Employee on the Termination Date and which were otherwise exercisable on such date shall expire unless exercised within the period of 365 days following such date, but in no event after the expiration date of the exercise period of such Options. "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. "Retirement" shall mean a termination of the performance of services to the Corporation or a subsidiary or affiliate with the written consent of the Board, which may be granted or withheld in its sole discretion. The decision of the Board whether Retirement has occurred shall be final and conclusive.

        7.3 DEATH. In the event of the death of an Optionee, any Options which were held by such Terminated Employee at the date of death and which were otherwise exercisable on such date


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                                                                   EXHIBIT 10.24


shall be exercisable by the beneficiary designated by the Optionee for such purpose ("Beneficiary"). An Optionee may from time to time revoke or change his Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Optionee's death, and in no event shall any designation be effective as of a date prior to such receipt. If no such Beneficiary designation is in effect at the time of the Optionee's death, or if no designated Beneficiary survives, the Optionee or if such designation conflicts with law, the Optionee's estate acting through his legal representative, shall be entitled to exercise the Option, to the extent it is exercisable for a period of two (2) years from the date of death, but in no event later than the expiration date of the exercise period of such Options, at which time such Options shall expire. If the Committee is in doubt as to the right of any person to exercise the Option, the Corporation may refuse to recognize such exercise, without liability for any interest or dividends on the Optioned Shares, until the Committee determines the person entitled to exercise the Option, or the Corporation may apply to any court of appropriate jurisdiction and such application shall be a complete discharge of the liability of the Corporation therefor.

        7.4 TERMINATION OF UNVESTED OPTIONS. All Options which were not exercisable by a Terminated Employee as of the Termination Date of such Terminated Employee shall terminate as of such date. Options shall not be affected by any change of employment by an Optionee so long as such Optionee continues to be employed by either the Corporation or its subsidiary or affiliate.

                                    ARTICLE 8

                    ADJUSTMENT UPON CHANGES IN CAPITALIZATION

        Notwithstanding any other provision of the Plan, the Board may: (i) at any time, make or provide for such adjustments to the Plan or to the number and class of shares of Common Stock available thereunder or to the minimum purchase price per share of Common Stock or (ii) at the time of grant of any Options, provide for such adjustments to such Options, as the Board shall deem appropriate, but only to prevent dilution or enlargement of rights, including, without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations and the like.

                                    ARTICLE 9

                         TERM; AMENDMENT AND TERMINATION

        No Option shall be granted under the Plan after the earlier of (i) ten
(10) years from the effective date of the Plan, or (ii) the termination of the Plan pursuant to this Article 10. However, unless otherwise expressly provided in the Plan or in an applicable written agreement required pursuant to Article 10, any Option theretofore granted may extend beyond such date, and any authority of the Board to amend, alter, suspend, discontinue or terminate any such Option, or to waive

                                                                   EXHIBIT 10.24


any conditions or rights under any such Option and the authority of the Board to amend the Plan, shall extend beyond such date. The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would: (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to Optionees, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by
Article 8 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the Optionee to whom an award shall theretofore have been granted, adversely affect the rights of such Optionee under such award.

                                   ARTICLE 10

                                WRITTEN AGREEMENT

        Each award of Options shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Board may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.


                                   ARTICLE 11

                            MISCELLANEOUS PROVISIONS

        11.1 TAX WITHHOLDING. The Corporation shall have the right to require Optionees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local employment and income tax withholding requirements, or to deduct from all payments under the Plan amounts sufficient to satisfy all such requirements. Whenever payments under the Plan are to be made to an Optionee in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local employment and income tax withholding requirements. The Board may, in its sole discretion, permit an Optionee to satisfy his or her withholding obligations either by (i) surrendering of Common Stock owned by the Optionee or (ii) having the Corporation withhold from shares of Common Stock, or other compensation, otherwise deliverable or payable to the Optionee. Shares of Common Stock surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for Federal income tax purposes.

        11.2 SECURITIES LAWS. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Common Stock issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of the shares of Common Stock thereunder, such Option may not be exercised in whole or in part unless such listing, registration,


                                        9

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                                                                   EXHIBIT 10.24


qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Board may, in connection with the granting of any Option, require the Optionee to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such Optionee shall, if then required by the Corporation, represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board may prescribe.

        11.3 COMPLIANCE WITH SECTION 16(B). In the case of Optionees who are or may be subject to Section 16 of the 1934 Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that such Optionees will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Employees who are or may be subject to Section 16 of the 1934 Act.

        11.4 SUCCESSORS. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Board may, in its discretion prior to the consummation of the transaction and subject to Article 9 hereof purchase, exchange, adjust or modify any outstanding Options, in such manner as the Board deems appropriate and in accordance with applicable law and in the event the Board does not do so all outstanding options shall become fully vested and exercisable.

        11.5 GENERAL CREDITOR STATUS. Optionees shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Optionee or legal representative of such Optionee. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

        11.6 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or in any written agreement entered into pursuant to Article 10 hereof, nor the grant of any award, shall confer upon any Employee any right to continue in the employ of the Corporation or a subsidiary or affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary or affiliate to modify the terms of or terminate such Employee's employment at any time.


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


                                                                   EXHIBIT 10.24


        11.7 NOTICES. Notices required or permitted to be given under the Plan shall be sufficiently given if in writing and personally delivered to an Employee or sent by regular mail addressed: (a) to an Employee at the Employee's address as set forth in the books and records of the Corporation or its subsidiaries or affiliates, or (b) to the Corporation or the Board at the principal office of the Corporation clearly marked "Attention: Board of Directors - Compensation Committee."

        11.8 SEVERABILITY. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        11.9 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Wisconsin.


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